EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Dragon International Group Corp. on Form 10-QSB/A for the period ending September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof, I, Xiali Gan, Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


November 20, 2007


                                        By: /s/ Xiali Gan
                                        -----------------
                                        Xiali Gan, CFO and
                                        Chief Accounting Officer